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                                                                   EXHIBIT 10.16

              FIRST AMENDMENT TO RESIDENTIAL LEASE

      This First Amendment to Residential Lease (this "First Amendment") is made and entered into as of May 1, 2004, by and between 849 College Avenue, Inc. ("Landlord") and Kevin Bushby and Elizabeth Bushby (collectively, "Tenant").

                                    RECITALS:

      WHEREAS, Landlord and Tenant have entered into that certain Residential Lease dated as of March 1, 2003 (the " Lease"); and

      WHEREAS, Landlord and Tenant desire to amend the Lease to modify the provisions thereof as more particularly set forth herein.

      NOW, THEREFORE, for and in consideration of the premises, the mutual covenants and agreements herein set forth, and for other good and valuable consideration, the receipt, adequacy and sufficiency of which are hereby expressly acknowledged by the parties hereto, the parties hereto hereby covenant and agree as follows:

      1. Option(s) to Extend. The words and figures "three (3)" set forth in the second line of Section 35(a) of the Lease are hereby deleted in their entirety, and inserted in lieu thereof shall be the words and figures "five
(5)".

      2. Ratification. The Lease, as modified by this First Amendment, is hereby ratified and confirmed by Landlord and Tenant.

      IN WITNESS WHEREOF, the undersigned have caused this First Amendment to be executed and delivered as of the date first above written.

849 COLLEGE AVENUE, INC.

By: /s/ R.L. Smith McKeithen                       /s/ Kevin Bushby
    ------------------------------------           ------------------------
Name: R. L. Smith McKeithen                        Kevin Bushby
Title: Sr. V. P. and General Counsel
                                                   /s/ Elizabeth Bushby
                                                   ------------------------
                                                   Elizabeth Bushby